UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-06094

Exact name of registrant as specified in charter:	Aberdeen Latin America Equity Fund, Inc.

Address of principal executive offices:	1735 Market Street, 32nd Floor Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103

Registrant’s telephone number, including area code:	866-839-5205

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2011

Item 1. Reports to Stockholders.

Aberdeen Latin America Equity Fund, Inc.

Annual Report
December 31, 2011

2011

Aberdeen

Closed-end funds have a one-time initial public offering and then are subsequently traded on the secondary market through one of the stock exchanges. The investment return and principal value will fluctuate so that an investor’s shares may be worth more or less than the original cost. Shares of closed-end funds may trade above (a premium) or below (a discount) the net asset value (NAV) of the fund’s portfolio. Past performance does not guarantee future results. Foreign securities are more volatile, harder to price and less liquid than U.S. securities. These risks may be enhanced in emerging market countries. Concentrating investments in a single country, region or industry may subject a fund to greater price volatility and risk of loss than more diverse funds. Investors should consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A copy of the prospectus for Aberdeen Australia Equity Fund, Inc. and Aberdeen Chile Fund, Inc. that contains this and other information about the fund may be obtained by calling 866-839-5205. Please read the prospectus carefully before investing. Investing in funds involves risk, including possible loss of principal. Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, PA 19103. NOT FDIC INSURED | NO BANK GUARANTEE | MAY LOSE VALUE

Letter to Shareholders (unaudited)

February 21, 2012

Dear Shareholder,

We present this Annual Report which covers the activities of Aberdeen Latin America Equity Fund, Inc. (the “Fund”) for the twelve-month period ended December 31, 2011. The Fund’s principal investment objective is to seek long-term capital appreciation by investing primarily in Latin American equity securities.

Net Asset Value Performance

For the year ended December 31, 2011, the total return to shareholders of the Fund based on the net asset value (“NAV”) of the Fund was (15.9)% assuming reinvestment of dividends versus a return of (19.4)% for the Fund’s benchmark, the MSCI EM Latin America Index.

Share Price Performance

For the year ended December 31, 2011, based on market price, the Fund’s total return was (17.5)%, assuming reinvestment of dividends. The Fund’s share price decreased 22.3% over the twelve month period from $38.72 on December 31, 2010 to $30.10 on December 31, 2011. The Fund’s share price on December 31, 2011 represented a discount of 9.4% to the NAV per share of $33.23 on that date, compared with a discount of 7.7% to the NAV per share of $41.95 on December 31, 2010. As of February 21, 2012, the share price was $35.66, representing a discount of 9.0% to the NAV per share of $39.18.

Termination of Sub-Advisory Agreement

Aberdeen’s investment philosophy with respect to equity investing is based on the belief that strong long term returns are achieved by identifying and buying high quality stocks at reasonable valuations and holding them for the long term. Aberdeen identifies good companies from rigorous first hand research with intensive on-going scrutiny at the company level. Since taking over as investment adviser to the Fund in July 2009, Aberdeen has continued to develop its operations and research coverage in the South American region and now has appropriate resources and expertise to manage the Fund without the assistance of Celfin Capital Servicios Financieros S.A. (“Celfin”) as sub-adviser going forward.

On December 7, 2011, the Fund and Aberdeen Asset Management Investment Services Limited announced the termination of the Sub- Advisory Agreement with Celfin effective February 4, 2012.

The Fund’s investment objective, primary investment strategies, primary risks and management expenses will not change as a result of the termination of the sub-adviser.

Market Review

Latin American stock markets, like other stock markets around the globe, suffered substantial market volatility in the year under review.

The MSCI EM Latin America Index’s 19% decline in U.S. Dollar terms marginally lagged the broader MSCI Emerging Markets Index. Concerns over global growth, fuelled by Europe’s travails, dominated market sentiment. Investors were also affected by weaker commodity prices, which declined by more than 7% last year. Most regional currencies were not spared the sell-off either, as investors turned to the relative safety and liquidity of the U.S. Dollar. In spite of the global economic turmoil, foreign direct investment in Latin America rose by 35% in 2011. To capitalize on rising investor interest, Chile, Peru and Colombia launched the Andean stock exchange.

Economic data in the region was largely healthy, although price pressures prompted central bankers to hike interest rates. Policymakers reversed course when anxieties over waning demand from developed nations eclipsed inflationary concerns. In particular, Brazil cut rates more aggressively than its peers and eased credit restrictions. Separately, the latter half of the period saw Brazil overtake the United Kingdom as the world’s sixth-largest economy, even though third-quarter growth stalled as weakness in the industrial sector dented consumption.

Several significant events occurred in the political arena as well. Argentine president Christina Kirchner won a second four-year term by the biggest margin in three decades. In Peru, left wing candidate Ollanta Humala won the presidential election but a state of emergency ensued a few months after his ascension. The situation was compounded by the unexpected en masse resignation of former prime minister Lerner and ten other ministers after only five months in office.

Outlook

A difficult year lies ahead as the fundamental problems that have dogged the global economy and equity markets continue to prevail. Although Latin American markets will not be immune to these events, their long-term fundamentals remain intact and we believe valuations are becoming increasingly attractive.

Despite global weakness, economies in the region are still supported by domestic demand, helped by flexible monetary and fiscal policies. Encouragingly, unemployment remains low and governments have high levels of reserves, which should cushion the impact of a deceleration in global growth.

Given our conservative investment style, we have made minimal changes to our portfolio. We favor well-managed companies, with sustainable, cash-generating operations and sensible corporate strategies. This relative defensiveness should position the portfolio for what could be a more challenging period ahead.

Aberdeen Latin America Equity Fund, Inc.	1

Letter to Shareholders (unaudited) (continued)

February 21, 2012

Investor Relations Information

For information about the Fund, daily updates of share price, NAV and details of recent distributions, please contact Aberdeen Asset Management Inc. by:

•   Calling toll free at 1-866-839-5205 in the United States,

•   Emailing InvestorRelations@aberdeen-asset.com, or

•   Visiting the website at www.aberdeenlaq.com.

For additional information about Aberdeen Closed-End Funds, please visit our Closed-End Investor Center at www.aberdeen-asset.us/cef.

From the site you will also be able to review performance, download literature and sign up for email services. The site houses topical information about the funds, including fact sheets from Morningstar that are updated daily and monthly manager reports. If you sign up for our email service online, we can ensure that you will be among the first to know about Aberdeen’s latest closed-end fund news.

Included within this report is a reply card with postage paid envelope. Please complete and mail the card if you would like to be added to our enhanced email service and receive future communications from Aberdeen.

Yours sincerely,

Christian Pittard

President

2	Aberdeen Latin America Equity Fund, Inc.

Dividend Reinvestment and Direct Stock Purchase Plan

The Fund has a Dividend Reinvestment and Direct Stock Purchase Plan (the “Plan”), which is sponsored and administered by Computershare Trust Company, N.A., the Fund’s transfer agent.

The Plan allows registered stockholders and first time investors to buy and sell shares and automatically reinvest dividends and capital gains through our transfer agent. This is a cost-effective way to invest in the Fund.

Please note that for both purchases and reinvestment purposes, shares will be purchased in the open market at the current share price and cannot be issued directly by the Fund.

For more information about the Plan and a brochure that includes the terms and conditions of the Plan, please call Computershare at 1-800-647-0584 or visit www.computershare.com/buyaberdeen.

Portfolio Summary (unaudited)

December 31, 2011

Aberdeen Latin America Equity Fund, Inc.	3

Top 10 Holdings, by Issuer (unaudited)

December 31, 2011

	Holding	Sector	Country	Percent of Net Assets
1.	Petroleo Brasileiro S.A.	Oil, Gas & Consumable Fuels	Brazil	9.5%
2.	Banco Bradesco S.A.	Commercial Banks	Brazil	9.0%
3.	Vale S.A.	Metals & Mining	Brazil	8.7%
4.	América Móvil S.A.B. de C.V., Series L	Wireless Telecommunication Services	Mexico	5.8%
5.	Fomento Economico Mexicano S.A.B. de C.V.	Beverages	Mexico	5.1%
6.	Tenaris S.A.	Energy Equipment & Services	Argentina	4.6%
7.	Ultrapar Participacoes S.A.	Oil, Gas & Consumable Fuels	Brazil	4.4%
8.	Multiplan Empreendimentos Imobiliarios S.A.	Real Estate Management & Development	Brazil	4.3%
9.	Itau Unibanco Holding S.A., PN	Commercial Banks	Brazil	3.9%
10.	Lojas Renner S.A.	Multiline Retail	Brazil	3.6%

Average Annual Returns (unaudited)

December 31, 2011

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	(15.90)%	29.27%	8.62%	18.93%
Market Value	(17.47)%	31.51%	7.84%	20.32%

Aberdeen Asset Management Investment Services Limited has voluntarily waived fees and/or reimbursed expenses, without which performance would be lower. Waivers and/or reimbursements are subject to change and may be discontinued at any time. Returns represent past performance. Total investment return at net asset value is based on changes in the net asset value of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the Fund’s dividend reinvestment program. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the stock exchange during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the Fund’s dividend reinvestment program. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on market price and NAV. Past performance is no guarantee of future results. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available by calling 866-839-5205.

The annualized gross expense ratio is 1.18%. The annualized net expense ratio after fee waivers and/or expense reimbursements is 1.18%.

4	Aberdeen Latin America Equity Fund, Inc.

Portfolio of Investments

December 31, 2011

No. of Shares	Description	Value

EQUITY SECURITIES—104.8%
ARGENTINA—4.6%
ENERGY EQUIPMENT & SERVICES—4.6%
304,000	Tenaris S.A., ADR (cost $11,528,276)	$ 11,302,720
BRAZIL—65.8%
AEROSPACE & DEFENSE—1.0%
374,000	Embraer S.A.	2,360,584
COMMERCIAL BANKS—13.5%
1,061,246	Banco Bradesco S.A.	14,404,740
477,382	Banco Bradesco S.A., PN	7,878,648
87,300	Banco Itaú Holding Financeira S.A., PN	1,592,597
513,286	Itau Unibanco Holding S.A., PN, ADR	9,526,588
		33,402,573
COMMERCIAL SERVICES & SUPPLIES—1.7%
365,200	Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao S.A.	4,272,950
DIVERSIFIED FINANCIAL SERVICES—1.1%
515,563	BM&F Bovespa S.A.	2,711,742
FOOD PRODUCTS—1.7%
219,368	BRF—Brasil Foods S.A.	4,287,990
HEALTH CARE PROVIDERS & SERVICES—2.6%
286,000	Amil Participações S.A.	2,521,995
277,000	Odontoprev S.A.	3,954,594
		6,476,589
MACHINERY—1.0%
251,844	Weg S.A.	2,538,445
MEDIA—0.8%
177,000	Saraiva S.A. Livreiros Editores, PN	1,985,455
METALS & MINING—10.0%
180,800	Bradespar S.A., PN	3,075,114
1,049,000	Vale S.A., ADR	21,609,400
		24,684,514
MULTILINE RETAIL—3.6%
344,096	Lojas Renner S.A.	8,940,364
OIL, GAS & CONSUMABLE FUELS—13.9%
1,005,433	Petroleo Brasileiro S.A., ADR	23,617,621
626,000	Ultrapar Participacoes S.A., ADR	10,767,200
		34,384,821
PERSONAL PRODUCTS—3.0%
383,000	Natura Cosmeticos S.A.	7,453,617
REAL ESTATE MANAGEMENT & DEVELOPMENT—4.3%
523,097	Multiplan Empreendimentos Imobiliarios S.A.	10,744,376
ROAD & RAIL—1.4%
261,000	Localiza Rent a Car S.A.	3,586,088
SOFTWARE—1.1%
150,000	Totvs S.A.	2,677,651

See Notes to Financial Statements.

Aberdeen Latin America Equity Fund, Inc.	5

Portfolio of Investments (continued)

December 31, 2011

No. of Shares		Description	Value

EQUITY SECURITIES (continued)
BRAZIL (continued)
TEXTILES, APPAREL & LUXURY GOODS—1.5%
294,667		Arezzo Industria e Comercio S.A.	$ 3,669,104
TOBACCO—2.2%
436,000		Souza Cruz S.A.	5,361,078
TRANSPORTATION INFRASTRUCTURE—1.4%
245,400		Wilson Sons Limited, BDR	3,345,406
		Total Brazil (cost $117,000,329)	162,883,347
CHILE—6.9%
AIRLINES—0.2%
23,143		Lan Airlines S.A.	545,230
BEVERAGES—1.0%
318,000		Embotelladora Andina S.A., PNB	1,389,528
540,000		Viña Concha y Toro S.A.	1,013,475
			2,403,003
CHEMICALS—0.4%
18,800		Sociedad Química y Minera de Chile S.A., PNB	1,012,558
COMMERCIAL BANKS—1.4%
11,208,901		Banco de Chile	1,527,172
25,113,969		Banco Santander Chile	1,812,847
			3,340,019
ELECTRIC UTILITIES—0.5%
3,780,000		Enersis S.A.	1,331,477
INDUSTRIAL CONGLOMERATES—0.6%
18,518		Antarchile S.A.	273,404
98,000		Empresas COPEC S.A.	1,313,898
			1,587,302
IT SERVICES—0.6%
592,000		Sonda S.A.	1,418,749
MULTILINE RETAIL—0.2%
77,000		S.A.C.I. Falabella	598,807
PAPER & FOREST PRODUCTS—0.4%
298,570		Empresas CMPC S.A.	1,097,151
REAL ESTATE MANAGEMENT & DEVELOPMENT—0.5%
692,000		Parque Arauco S.A.	1,126,914
WATER UTILITIES—1.1%
84,144		Inversiones Aguas Metropolitanas S.A., ADR(a)(b)	2,585,055
		Total Chile (cost $11,630,400)	17,046,265
COLOMBIA—2.2%
COMMERCIAL BANKS—1.1%
179,000		BanColombia S.A.	2,629,827
FOOD & STAPLES RETAILING—1.1%
209,901		Almacenes Exito S.A.	2,756,812
		Total Colombia (cost $5,174,956)	5,386,639
LATIN AMERICA—0.1%
VENTURE CAPITAL—0.1%
2,503,967	(c)	JPMorgan Latin America Capital Partners, L.P. (cost $917,439)(b)(d)(e)(f)(g)	$ 173,199

See Notes to Financial Statements.

6	Aberdeen Latin America Equity Fund, Inc.

Portfolio of Investments (concluded)

December 31, 2011

No. of Shares		Description	Value

EQUITY SECURITIES (continued)
MEXICO—25.2%
BEVERAGES—5.1%
181,402		Fomento Economico Mexicano S.A.B. de C.V., ADR	12,645,534
COMMERCIAL BANKS—3.2%
2,647,000		Grupo Financiero Banorte S.A.B. de C.V.	8,014,200
FOOD & STAPLES RETAILING—4.6%
2,078,000		Organización Soriana S.A.B. de C.V.(e)	5,025,726
2,278,000		Wal-Mart de México S.A.B. de C.V., Series V	6,252,188
			11,277,914
HOUSEHOLD DURABLES—0.8%
1,799,741		Urbi Desarrollos Urbanos S.A.B. de C.V.(e)	2,048,047
HOUSEHOLD PRODUCTS—2.2%
1,021,000		Kimberly-Clark de Mexico S.A.B. de C.V.	5,553,247
TRANSPORTATION INFRASTRUCTURE—3.5%
365,000		Grupo Aeroportuario del Centro Norte S.A.B. de C.V., ADR	4,573,450
74,134		Grupo Aeroportuario del Sureste S.A.B. de C.V., ADR	4,147,056
			8,720,506
WIRELESS TELECOMMUNICATION SERVICES—5.8%
12,610,310		América Móvil S.A.B. de C.V., Series L	14,259,761
		Total Mexico (cost $48,011,898)	62,519,209
GLOBAL—0.0%
VENTURE CAPITAL—0.0%
2,237,292	(c)	Emerging Markets Ventures l, L.P. (cost $838,407)(b)(d)(e)(f)(g)	149,026
		Total Equity Securities (cost $195,101,705)	259,460,405

Principal Amount (000’s)
SHORT-TERM INVESTMENT—0.2%
UNITED KINGDOM—0.2%
$429		Bank of America London, overnight deposit, 0.03%, 01/03/12 (cost $429,000)	429,000
		Total Investments—105.0% (cost $195,530,705)	259,889,405
		Liabilities in Excess of Cash and Other Assets—(5.0)%	(12,384,517)
		Net Assets—100.0%	$247,504,888

(a)	SEC Rule 144A security. Such securities are traded only among “qualified institutional buyers.”
(b)	Illiquid Security.
(c)	Represents contributed capital.
(d)	Restricted security, not readily marketable. (See Note 7).
(e)	Non-income producing security.
(f)

Security was fair valued as of December 31, 2011. Security is valued at fair value as determined in good faith by, or under the direction of, the Board of Directors (the “Board”) under procedures established by the Board. (See Note 2).

(g)	As of December 31, 2011, the aggregate amount of open commitments for the Fund is $812,869. (See Note 7).
ADR	American Depositary Receipts.
BDR	Brazilian Depositary Receipts.
PN	Preferred Shares.
PNB	Preferred Shares, Class B.

See Notes to Financial Statements.

Aberdeen Latin America Equity Fund, Inc.	7

Statement of Assets and Liabilities
As of December 31, 2011

Assets
Investments, at value (Cost $195,530,705)	$259,889,405
Cash (including $1,660,145 of foreign currencies with a cost of $1,795,094)	1,660,168
Dividends receivable	1,163,533
Prepaid expenses	36,081
Total assets	262,749,187
Liabilities
Dividends and distributions (Note 2)	14,321,636
Investment advisory fees payable (Note 3)	542,681
Administration fees payable (Note 3)	44,281
Chilean repatriation taxes (Note 2)	147,835
Accrued expenses and other liabilities	187,866
Total liabilities	15,244,299

Net Assets	$247,504,888
Net Assets consist of Capital stock, $0.001 par value (Note 5)	$ 7,449
Paid-in capital	185,585,048
Distributions in excess of net investment income	(2,727,906)
Accumulated net realized gain on investments and foreign currency related transactions	430,697
Net unrealized appreciation on investments and foreign currency translation	64,209,600
Net Assets applicable to shares outstanding	$247,504,888
Net asset value per share, based on 7,448,517 shares issued and outstanding	$ 33.23

See Notes to Financial Statements.

8	Aberdeen Latin America Equity Fund, Inc.

Statement of Operations
For the Year Ended December 31, 2011

Investment Income
Income:
Dividends and other income	$ 9,335,854
Less: Foreign taxes withheld	(576,993)
Total investment income	8,758,861
Expenses:
Investment advisory fees (Note 3)	2,378,377
Custodian’s fees and expenses	185,787
Administration fees (Note 3)	176,291
Legal fees and expenses	170,560
Directors’ fees and expenses	155,902
Investor relations fees and expenses (Note 3)	73,339
Reports to shareholders and proxy solicitation	64,941
Insurance expense	64,522
Independent auditor’s fees and expenses	60,080
Transfer agent’s fees and expenses	24,173
Miscellaneous	48,350
Chilean taxes (Note 2)	51,631
Total expenses	3,453,953
Less: Fee waivers (Note 3)	(9,000)
Net expenses	3,444,953

Net investment income	5,313,908
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency Related Transactions
Net realized gain/(loss) on:
Investment transactions*	10,037,864
Foreign currency transactions	(37,674)
Net change in unrealized appreciation/(depreciation) of investments and foreign currency translation (includes $51,631 of Chilean repatriation taxes on unrealized gains) (Note 2)	(65,479,477)
Net realized and unrealized loss on investments and foreign currency transactions	(55,479,287)
Net Decrease in Net Assets Resulting from Operations	$(50,165,379)

* Includes realized gain distributions from underlying venture capital investments of $32,808.

See Notes to Financial Statements.

Aberdeen Latin America Equity Fund, Inc.	9

Statement of Changes in Net Assets

	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010

Increase/(Decrease) in Net Assets
Operations:
Net investment income	$ 5,313,908	$ 2,772,514
Net realized gain on investments and foreign currency related transactions	10,000,190	2,967,350
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translations	(65,479,477)	53,335,577
Net increase/(decrease) in net assets resulting from operations	(50,165,379)	59,075,441
Dividends and distributions to shareholders from:
Net investment income	(4,859,636)	(3,371,597)
Net realized gain on investments	(9,942,578)	(59,310,174)
Total dividends and distributions to shareholders	(14,802,214)	(62,681,771)
Capital share transactions:
Issuance of 0 and 1,341,884 shares due to stock distribution	—	50,978,173
Total capital share transactions	—	50,978,173
Total increase/(decrease) in net assets	(64,967,593)	47,371,843
Net Assets
Beginning of year	312,472,481	265,100,638
End of year*	$247,504,888	$312,472,481

* Includes undistributed net investment income of $(2,727,906) and $(3,321,816), respectively.

See Notes to Financial Statements.

10	Aberdeen Latin America Equity Fund, Inc.

Financial Highlights

	For the Fiscal Years Ended December 31,
	2011	2010	2009	2008	2007
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$41.95	$43.41	$21.26	$53.19	$46.23
Net investment income(a)	0.71	0.44	0.58	0.55	0.71
Net realized and unrealized gain/(loss) on investments and foreign currency related transactions	(7.44)	8.19	22.54	(28.97)	18.79
Net increase/(decrease) in net assets resulting from operations	(6.73)	8.63	23.12	(28.42)	19.50
Dividends and distributions to shareholders:
Net investment income	(0.65)	(0.47)	(1.00)	(0.45)	(0.76)
Net realized gain	(1.34)	(9.62)	—	(3.15)	(11.79)
Total dividends and distributions to shareholders	(1.99)	(10.09)	(1.00)	(3.60)	(12.55)
Anti-dilutive impact due to capital shares tendered	—	—	0.03	0.09	0.01
Net asset value, end of period	$33.23	$41.95	$43.41	$21.26	$53.19
Market value, end of period	$30.10	$38.72	$39.42	$18.29	$47.31
Total Investment Return Based on:
Market value(b)	(17.47% )	24.75%	120.93%	(54.99% )	42.45%
Net asset value	(15.90% )	22.74%	109.30%	(53.46% )	50.46%
Ratio/Supplementary Data
Net assets, end of period (000 omitted)	$247,505	$312,472	$265,101	$131,298	$335,699
Average net assets (000 omitted)	$291,612	$268,440	$194,682	$280,540	$353,192
Ratio of expenses to average net assets(c)	1.18%	1.35%	1.28%	1.19%	1.14%
Ratio of expenses to average net assets, excluding fee waivers(c)	1.18%	1.35%	1.28%	1.20%	1.14%
Ratio of expenses to average net assets, excluding taxes	1.16%	1.27%	1.21%	1.18%	1.11%
Ratio of net investment income to average net assets	1.82%	1.03%	1.84%	1.24%	1.28%
Portfolio turnover rate	11.93%	7.52%	75.70%	16.55%	26.33%

(a)  Based on average shares outstanding.

(b)  Total investment return is calculated assuming a purchase of common stock on the first day and a sale on the last day of each reporting period. Dividends and distributions, if any, are assumed, for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

(c)  Ratios reflect actual expenses incurred by the Fund. Amounts are net of fee waivers and inclusive of Chilean taxes.

See Notes to Financial Statements.

Aberdeen Latin America Equity Fund, Inc.	11

Notes to Financial Statements

December 31, 2011

1. Organization

Aberdeen Latin America Equity Fund, Inc. (the “Fund”), formerly The Latin America Equity Fund, Inc., was incorporated in Maryland on April 17, 1990 and is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. The Fund trades on the NYSE Amex under the ticker symbol “LAQ”.

The Fund seeks long-term capital appreciation by investing primarily in Latin American equity securities.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The financial statements of the Fund are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The U.S. Dollar is used as both the functional and reporting currency.

(a) Security Valuation:

Securities for which market quotations are readily available are valued at current market value as of the “Valuation Time.” The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). Equity securities are typically valued at the last quoted sale price. If there is no sale price available, the last quoted mean price provided by an independent pricing service approved by the Board is used. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Prices are taken from the primary market or exchange on which each security trades. Investment companies are valued at net asset value as reported by such company.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and, for foreign debt securities at the last quote bid price by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Board. In the event such quotes are not available from such pricing agents, then the security may be priced based on bid quotations from broker-dealers. Short-term debt securities of sufficient credit quality, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates fair value.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Board. In addition, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

The Fund’s equity securities that are traded on a foreign exchange or market which closes prior to the Fund’s Valuation Time are fair valued by an independent pricing service. The fair value of each such security generally is calculated by applying a valuation factor provided by the independent pricing service to the last sales price for that security. If the pricing service is unable to provide a fair value for a security, the security will continue to be valued at the last sale price at the close of the exchange on which it is principally traded, subject to adjustment by the Fund’s Pricing Committee. When the fair value prices are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets.

The Fund values restricted securities at fair value. The Fund’s estimate of fair value assumes a willing buyer and a willing seller neither acting under the compulsion to buy or sell. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could differ from the prices originally paid by the Fund or the current carrying values, and the difference could be material.

The Fund also invests in venture capital private placement securities, which are classified as Level 3 investments. In determining the fair value of these investments, management uses the market approach which includes as the primary input the capital balance reported; however, adjustments to the reported capital balance may be made based on various factors, including, but not limited to, the attributes of the interest held, including the rights and obligations, and any restrictions or illiquidity of such interests, and the fair value of these venture capital investments.

12	Aberdeen Latin America Equity Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2011

For the year ended December 31, 2011, there have been no significant changes to the valuation procedures approved by the Board.

The Fund is required to disclose information regarding the fair value measurements of the Fund’s assets and liabilities. Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. The disclosure requirements utilize a three-tier hierarchy to maximize the use of observable market data, minimize the use of unobservable inputs and establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1 – quoted prices in active markets for identical securities.

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments, information provided by the underlying investee companies such as publicly traded prices, financial statements, capital statements).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities generally are valued at the last quoted sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities for which no sales are reported are valued at the last quoted mean price provided by an independent pricing service. For international equity securities traded on a foreign exchange or market which closes prior to the Fund’s Valuation Time, in order to adjust for events which occur between the close of the foreign exchange they are traded on and the close of the New York Stock Exchange, a fair valuation model is used (as described above). This fair valuation model takes into account comparisons to the valuation of American Depositary Receipts (ADRs), exchange-traded funds, futures contracts, and certain indices, and these securities are categorized as Level 2.

The following is a summary of the inputs used as of December 31, 2011 in valuing the Fund’s investments carried at value. Refer to the Schedule of Investments for a detailed breakout of the security types:

Investments, at value	Level 1*	Level 2*	Level 3*	Balance as of 12/31/2011
Aerospace & Defense	$2,360,584	$–	$–	$2,360,584
Airlines	545,230	–	–	545,230
Beverages	15,048,537	–	–	15,048,537
Chemicals	1,012,558	–	–	1,012,558
Commercial Banks	47,386,619	–	–	47,386,619
Commercial Services & Supplies	4,272,950	–	–	4,272,950
Diversified Financial Services	2,711,742	–	–	2,711,742
Electric Utilities	1,331,477	–	–	1,331,477
Energy Equipment & Services	11,302,720	–	–	11,302,720
Food & Staples Retailing	14,034,726	–	–	14,034,726
Food Products	4,287,990	–	–	4,287,990
Health Care Providers & Services	6,476,589	–	–	6,476,589

Aberdeen Latin America Equity Fund, Inc.	13

Notes to Financial Statements (continued)

December 31, 2011

Investments, at value	Level 1*	Level 2*	Level 3*	Balance as of 12/31/2011
Household Durables	$2,048,047	$–	$–	$2,048,047
Household Products	5,553,247	–	–	5,553,247
Industrial Conglomerates	1,587,302	–	–	1,587,302
IT Services	1,418,749	–	–	1,418,749
Machinery	2,538,445	–	–	2,538,445
Media	1,985,455	–	–	1,985,455
Metals & Mining	24,684,514	–	–	24,684,514
Multiline Retail	9,539,171	–	–	9,539,171
Oil, Gas & Consumable Fuels	34,384,821	–	–	34,384,821
Paper & Forest Products	1,097,151	–	–	1,097,151
Personal Products	7,453,617	–	–	7,453,617
Real Estate Management & Development	11,871,290	–	–	11,871,290
Road & Rail	3,586,088	–	–	3,586,088
Software	2,677,651	–	–	2,677,651
Textiles, Apparel & Luxury Goods	3,669,104	–	–	3,669,104
Tobacco	5,361,078	–	–	5,361,078
Transportation Infrastructure	12,065,912	–	–	12,065,912
Venture Capital	–	–	322,225	322,225
Water Utilities	2,585,055	–	–	2,585,055
Wireless Telecommunication Services	14,259,761	–	–	14,259,761
Short-Term Investments	–	429,000	–	429,000
Total	$259,138,180	$429,000	$322,225	$259,889,405

*       For the year ended December 31, 2011, there were no transfers in or out of Level 1, Level 2 and Level 3 fair value measurements and there were no significant changes to the fair valuation methodologies.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments, at value	Balance as of 12/31/2010	Accrued discounts/ premiums	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 12/31/2011
Venture Capital	$565,761	$–	$–	$(221,379)	$–	$(22,157)	$–	$–	$322,225
Total	$565,761	$–	$–	$(221,379)	$–	$(22,157)	$–	$–	$322,225

Change in unrealized appreciation/depreciation relating to investments still held at December 31, 2011 is $(221,379).

14	Aberdeen Latin America Equity Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2011

(b) Short-Term Investment:

The Fund sweeps available cash into a short-term time deposit available through Brown Brothers Harriman & Co. (“BBH & Co.”), the Fund’s custodian. The short-term time deposit is a variable rate account classified as a short-term investment.

(c) Foreign Currency Transactions:

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)    market value of investment securities, other assets and liabilities at the valuation date rate of exchange; and

(II)   purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. Dollar equivalent of the amounts actually received.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

(d) Security Transactions and Investment Income:

Securities transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

(e) Distributions:

On an annual basis, the Fund intends to distribute its net realized capital gains, if any, by way of a final distribution to be declared during the calendar quarter ending December 31. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies.

(f) Federal Income Taxes:

The Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

Income received by the Fund from sources within Latin America may be subject to withholding and other taxes imposed by such countries. Also, certain Latin American countries impose taxes on funds remitted or repatriated from such countries.

For Chilean securities, the Fund accrues foreign taxes on realized gains as a liability and reduction of realized/unrealized gains in an amount equal to what the Fund would owe if the securities were sold on the valuation date as a liability and reduction of realized/unrealized gains. Taxes on foreign income are recorded when the related income is recorded. For the year ended December 31, 2011, the Fund incurred $51,631 of such expense.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not’’ to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that

Aberdeen Latin America Equity Fund, Inc.	15

Notes to Financial Statements (continued)

December 31, 2011

would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal tax returns for each of the four years up to the year ended December 31, 2011 are subject to such review.

(g) Partnership Accounting Policy:

The Fund records its pro-rata share of the income/(loss) and capital gains/(losses) allocated from the underlying partnerships and adjusts the cost of the underlying partnerships accordingly. These amounts are included in the Fund’s Statement of Operations.

3. Agreements and Transactions With Affiliates

(a) Investment Adviser and Sub-Adviser:

Aberdeen Asset Management Investment Services Limited (“AAMISL”) serves as the Fund’s investment adviser, which is a direct wholly-owned subsidiary of Aberdeen Asset Management PLC. AAMISL receives as compensation for its advisory services from the Fund, an annual fee, calculated weekly and paid quarterly, equal to 1.00% of the first $100 million of the Fund’s average weekly market value or net assets (whichever is lower), 0.90% of the next $50 million and 0.80% of amounts above $150 million. AAMISL has voluntarily agreed to waive a portion of its advisory fee. For the year ended December 31, 2011, AAMISL earned $2,378,377 for advisory services to the Fund, of which AAMISL waived $9,000.

Celfin Capital Servicios Financieros S.A. (“Celfin”) serves as the Fund’s sub-adviser with respect to Chilean investments. As compensation for its services, Celfin is paid a fee out of the advisory fee, calculated weekly and paid quarterly, at an annual rate of 0.10% of the Fund’s average weekly market value or net assets (whichever is lower). For the year ended December 31, 2011, Celfin earned $266,048 for sub-advisory services to the Fund. As noted in the “Subsequent Events,” the sub-advisory agreement with Celfin has been terminated effective February 4, 2012.

For the year ended December 31, 2011, Celfin received $17,724 in broker commissions from portfolio transactions executed on behalf of the Fund.

(b) Fund Administration:

BBH & Co. is the U.S. Administrator for the Fund and certain other funds advised by AAMISL and its affiliates (collectively the “Funds”). The Funds pay BBH & Co. a monthly administration and fund accounting service fee at an annual rate of 0.02% of the Funds’ aggregate assets up to $250 million, 0.015% for the next $250 million and 0.01% in excess of $500 million. Each Fund pays its pro rata portion of the fee based on its level of assets. For the year ended December 31, 2011, BBH & Co. earned $51,988 from the Fund for administrative and fund accounting services.

Celfin Capital S.A. Administradora de Fondos de Capital Extranjero (“AFCE”) serves as the Fund’s Chilean administrator. For its services, AFCE is paid an annual fee by the Fund equal to the greater of 2,000 Unidad de Fomentos (“U.F.s”) (approximately $93,000 at June 30, 2011) or 0.10% of the Fund’s average weekly market value or net assets invested in Chile (whichever is lower) and an annual reimbursement of out-of-pocket expenses not to exceed 500 U.F.s. In addition, an accounting fee is also paid to AFCE. For the year ended December 31, 2011, the administration fees and accounting fees amounted to $114,875 and $9,428, respectively. The Adviser, AAMISL, has agreed to absorb 50% of the fees payable to the Fund’s Chilean administrator in 2012.

(c) Investor Relations:

Under the terms of the Investor Relations Services Agreement, Aberdeen Asset Management Inc. (“AAMI”), an affiliate of AAMISL, provides investor relations services to the Fund and certain other Funds. For the year ended December 31, 2011, the Fund paid fees of approximately $75,108 for investor relations services. Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

(d) Director Purchase Plan:

Fifty percent (50%) of the annual retainer of the Independent Directors is invested in Fund shares and, at the option of each Independent Director, 100% of the annual retainer can be invested in shares of the Fund. During the year ended December 31, 2011, 1,172 shares were purchased pursuant to the Directors’ compensation plan. As of December 31, 2011, the Directors as a group owned less than 1% of the Fund’s outstanding shares.

4. Investment Transactions

For the year ended December 31, 2011, Fund purchases and sales of securities, other than short-term investments, were $34,926,532 and $39,562,704, respectively.

5. Capital

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001 par value. As of December 31, 2011, the Fund had 7,448,517 shares issued and outstanding.

On September 1, 2010 the Board of Directors declared the payment of an elective cash distribution to be paid in the amount of $9.282 per share of common stock, on October 29, 2010, to shareholders of record at the close of business on September 14, 2010. As announced, the distribution was payable in the Fund’s common stock. However, stockholders had the option to request that their distributions be paid in cash in lieu of common stock. The aggregate amount of cash distributions to all stockholders was limited to 10% of the aggregate

16	Aberdeen Latin America Equity Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2011

dollar amount of the total distribution. Because the cash distribution requests exceeded this limit, the Fund pro rated the cash distribution among all stockholders who made such requests. Stockholders who requested cash distributions received $1.46436 per share or 15.78% of the distribution in cash and received the balance in the Fund’s common stock. For purposes of computing the stock portion of the dividend, the common stock distributed was valued at $37.99 per share, which equalled the average closing price of the Fund’s common shares on the NYSE AMEX on October 21, 2010 and the two preceding trading days. Following the closing of the elective cash distribution the Fund’s number of outstanding shares was 7,448,517.

6. Credit Facility

The Fund renewed its joint credit facility along with certain other Funds. The current facility matures on November 9, 2012. The Funds agreed to a $10 million committed revolving joint credit facility with BBH & Co. for temporary or emergency purposes. Under the terms of the joint credit facility, the Funds pay an aggregate commitment fee on the average unused amount of the credit facility. In addition, the Funds pay interest on borrowings at the Overnight LIBOR rate plus a spread. For the year ended December 31, 2011, the Fund had no borrowings under the joint credit facility.

7. Restricted Securities

Certain of the Fund’s investments are restricted as to resale and are valued at fair value as determined in good faith by, or under the direction of, the Board under procedures established by the Board in the absence of readily ascertainable market values.

Security	Acquisition Date(s)	Cost	Fair Value At 12/31/11	Percent of Net Assets	Distributions Received	Open Commitments

Emerging Markets Ventures l, L.P.	01/22/98 – 01/10/06	$838,407	$149,026	0.06	$2,506,031	$262,708
JPMorgan Latin America Capital Partners, L.P.	04/10/00 – 10/20/09	917,439	173,199	0.07	2,508,571	550,161

Total		$1,755,846	$322,225	0.13	$5,014,602	$812,869

The Fund may incur certain costs in connection with the disposition of the above securities.

8. Share Repurchase Program

On November 15, 2007, the Board authorized management to make open market purchases from time to time in an amount up to 10% of the Fund’s outstanding shares whenever the Fund’s shares are trading at a discount to net asset value of 12% or more. Open market purchases may also be made within the discretion of management if the discount is less than 12%. The Board has instructed management to report repurchase activity to it regularly, and to post the number of shares repurchased on the Fund’s website on a monthly basis. For the year ended December 31, 2011 the Fund did not repurchase any shares through this program.

9. Portfolio Investment Risks

(a) Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. Such risks include, among others, currency risk, information risk and political risk. Currency risk results from securities denominated in currencies other than U.S. Dollars that are subject to changes in value due to fluctuations in exchange rates. Information risk arises with respect to foreign securities when key information about foreign issuers may be inaccurate or unavailable. Political risk includes future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries. Other risks of investing in foreign securities include liquidity and valuation risks.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and a high price volatility with respect to securities of issuers from developing countries.

Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Amounts repatriated prior to the end of specified periods may be subject to taxes as imposed by a foreign country.

Aberdeen Latin America Equity Fund, Inc.	17

Notes to Financial Statements (continued)

December 31, 2011

(b) Risks Associated with Latin American Markets:

The Latin American securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the securities of many companies in Latin American countries may be held by a limited number of persons, which may limit the number of securities available for the investment by the Fund. The limited liquidity of Latin American country securities markets may also affect the Fund’s ability to acquire or dispose of securities at the price and time it wishes to do so.

(c) Risks Associated with Restricted Securities:

The Fund, subject to local investment limitations, may invest up to 10% of its assets (at the time of commitment) in illiquid equity securities, including securities of private equity funds (whether in corporate or partnership form) that invest primarily in emerging markets. When investing through another investment fund, the Fund will bear its proportionate share of the expenses incurred by that underlying fund, including management fees. Such securities are expected to be illiquid which may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be substantially less than those originally paid by the Fund or the current carrying values and these differences could be material. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded.

10. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

11. Tax Information

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The tax character of distributions paid during the fiscal years ended December 31, 2011 and December 31, 2010 was as follows:

	December 31, 2011	December 31, 2010
Distributions paid from:
Ordinary Income	$5,671,100	$10,423,651
Long-term Capital Gains	9,131,114	52,258,120
Total tax character of distributions	$14,802,214	$62,681,771

The tax basis of components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences. These differences are primarily due to timing differences due to partnership investments, wash sale loss deferrals, and passive foreign investment companies. At December 31, 2011, the components of accumulated earnings on a tax basis, for the Fund were as follows:

Late Year Loss Deferrals	(615,863)
Unrealized Appreciation	$62,528,254
Total accumulated earnings	$61,912,391

For the year end December 31, 2011, the Fund had no capital loss carry forwards for U.S. federal income tax purposes. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

18	Aberdeen Latin America Equity Fund, Inc.

Notes to Financial Statements (concluded)

December 31, 2011

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of December 31, 2011 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$197,209,635	$79,112,954	$(16,433,184)	$62,679,770

GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $139,638 has been reclassified from undistributed net investment income and $(127,401) from paid in capital to accumulated net realized losses on investments and foreign currency related transactions as a result of permanent differences primarily attributable to sales of passive foreign investment companies, foreign currency transactions, and non-deductible expenses. These reclassifications have no effect on net assets or net asset values per share.

12. Recent Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS.” The ASU establishes common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRS”) and is effective for interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact the ASU may have on financial statement disclosures.

13. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the Financial Statements as of December 31, 2011.

On December 6, 2011, the Board, including a majority of the Directors that are not deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund or the Fund’s investment adviser, voted to terminate the Fund’s sub-advisory agreement with Celfin effective February 4, 2012. The Board voted after it received and evaluated such information as it deemed necessary to make an informed decision as to whether the termination of the sub-advisory agreement was in the best interests of the Fund and shareholders, as detailed in the “Supplemental Information” of “Board Approval of Investment Advisory Agreement.”

Effective March 1, 2012, Aberdeen PLC is merging a number of its companies (the “Merging Companies”), including AAMISL, into Aberdeen Asset Managers Limited (“AAML”). The merger will be achieved by transferring all the assets and liabilities of the Merging Companies to AAML, a Scottish company that is authorized and regulated in the UK by the Financial Services Authority and acts as the Group’s main operating company in the United Kingdom. AAML will continue to conduct the businesses of the Merging Companies as their successor and will have all necessary regulatory licenses, authorizations and permissions in order to carry on the business of the Merging Companies, including registration with the U.S. Securities and Exchange Commission. There will be no change to the portfolio management team or the level or nature of the services provided to the Fund and the same resources available to AAMISL for the management and compliance oversight of the Fund will be available to AAML. Counsel to the Trust has provided a legal opinion confirming that the transaction will not be deemed an assignment under the U.S. Investment Company Act of 1940, as amended.

Aberdeen Latin America Equity Fund, Inc.	19

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
Aberdeen Latin America Equity Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Aberdeen Latin America Equity Fund, Inc. (the “Fund”), at December 31, 2011, the results of its operations for the year then ended and the changes in its net assets and financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and venture capital issuers, provides a reasonable basis for our opinion.

Boston, Massachusetts

February 24, 2012

20	Aberdeen Latin America Equity Fund, Inc.

Tax Information (unaudited)

For the year ended December 31, 2011, the Fund designates approximately $1,983,176 or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for reduced tax rates. These lower rates range from 5% to 15% depending on an individual’s tax bracket. If the Fund pays a distribution during a calendar year, complete information will be reported in conjunction with Form 1099-DIV.

The Fund has made an election under Section 853 to pass through foreign taxes paid by the Fund to its shareholders. The amount of foreign taxes that were passed through to shareholders for the year ended December 31, 2011, was $611,173. The amount of foreign source income was $9,394,413. Shareholders should refer to their Form 1099-DIV to determine the amount includable on their respective tax returns for 2011.

During the year ended December 31, 2011, the Fund declared $9,131,114 in dividends that were designated as long-term capital gains dividends.

Proxy Voting and Portfolio Holdings Information (unaudited)

Information regarding how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30, of each year, as well as the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

•  By calling 1-866-839-5205;

•  On the website of the Securities and Exchange Commission, www.sec.gov.

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Fund makes the information on Form N-Q available to shareholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-866-839-5205.

Supplemental Information (unaudited)

Board Approval of Investment Advisory Agreement

The Investment Company Act of 1940 (the “Investment Company Act”) and the terms of the investment advisory agreement (the “Advisory Agreement”) between the Aberdeen Latin America Equity Fund, Inc. (the “Fund”) and Aberdeen Asset Management Investment Services Limited (the “Adviser”) require that, following its initial two-year approval period, the Advisory Agreement be approved annually at an in-person meeting by the Board of Directors (the “Board”), including a majority of the Directors who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of the Fund, as defined in the Investment Company Act (the “Independent Directors”).

At its meeting on December 6, 2011, the Board voted unanimously to renew the Advisory Agreement between the Fund and the Adviser. In connection with its evaluation of the Advisory Agreement, the Board

Aberdeen Latin America Equity Fund, Inc.	21

Supplemental Information (unaudited) (continued)

reviewed a broad range of information requested for this purpose and considered a variety of factors, including the following:

(i)	The nature, extent and quality of the services provided by the Adviser;

(ii)	The performance of the Fund;

(iii)	The management fee rate and the total net expense ratio of the Fund, both on an absolute basis and as compared both to a relevant peer group of funds and to fees charged by the Adviser to others;

(iv)	The extent to which economies of scale could be realized by the Adviser and shared with the shareholders;

(v)	The costs of services provided and profits realized by the Adviser;

(vi)	Other benefits realized by the Adviser from its relationship with the Fund; and

(vii)	Any other factors that the Board deemed relevant to its consideration.

In addition to its review of information presented to the Board during the contract renewal process, the Board considered knowledge gained from discussions with management at regular and special meetings throughout the year. The Independent Directors were represented by independent counsel throughout the review process and convened executive sessions without management present. In its deliberations, the Board did not identify any single factor that was all-important or controlling and each Director may have attributed different weights to the various factors.

Certain of the Board considerations outlined above are discussed in more detail below.

Nature, Extent and Quality of Services. The Board received and considered various data and information regarding the nature, extent and quality of services provided under the Advisory Agreement. The Board considered, among other things, information about the background and experience of senior management and investment personnel who were responsible for managing the Fund. The Board also received presentations from and participated in information sessions with senior investment personnel of the Adviser. The Board considered information provided regarding the portfolio managers and other resources dedicated to the Fund and the investment philosophy and process followed by those individuals responsible for managing the Fund. The Board, in particular, received information from the Adviser about enhancements to its resources, including personnel, devoted to focusing on the geographic area in which the Fund invests. The Board was satisfied that the Adviser had appropriate resources to cover the geographic area to manage the Fund in a manner consistent with its investment objective. Accordingly, at the same time as it voted to reapprove the Advisory Agreement, the Board voted to terminate the existing Investment Sub-Advisory Agreement with Celfin Capital Servicios Financieros S.A.

The Board also evaluated the ability of the Adviser, based on its resources, reputation and other attributes, to attract and retain qualified investment professionals. In this regard, the Board considered information regarding the general nature of the compensation structure applicable to portfolio managers and other key personnel.

In addition, the Board considered and evaluated materials and information received regarding the Adviser’s investment and legal compliance program and record with respect to the U.S. registered closed-end funds managed by the Adviser. The Board met in-person with and received quarterly reports from the Fund’s Chief Compliance Officer.

Furthermore, the Board received and considered information about the financial viability of the Adviser to satisfy itself that the Adviser had adequate resources to perform the services required under the Advisory Agreement.

Based on the foregoing and other relevant information reviewed, the Board concluded that, overall, the nature, extent and quality of the services provided to the Fund supported renewal of the Advisory Agreement.

Investment Performance. In addition to reports received at its regular quarterly meetings, the Board received and considered information on the investment performance history of the Fund, including comparisons to a Morningstar Category average and benchmark index returns over various time periods. The Board was provided with reports, independently prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), which included a comprehensive analysis of the Fund’s performance.

Except for the 2003 calendar year results, the Fund’s performance was higher than or in-line with the performance of its benchmark index, the MSCI EM Latin America Index, for the periods under review. Except for the 2010 calendar year results, the Fund’s performance has been higher than or in-line with the performance of peer funds, as measured by the Morningstar Latin America Stock Category Average. The Adviser provided information about factors that contributed to the Fund’s performance results since 2009 when it assumed responsibility for managing the Fund. The Board concluded that it was generally satisfied

22	Aberdeen Latin America Equity Fund, Inc.

Supplemental Information (unaudited) (continued)

with the Fund’s performance and that the Adviser was taking appropriate actions with respect to investment performance.

Fees and Economies of Scale. The Board considered the management fee rate charged by the Adviser to the Fund. The Board received an analysis from Strategic Insight that compared the Fund’s management fee rate to the management fee rate of a peer group of funds on a gross basis and on a net basis after taking into consideration any waivers or reimbursements. The Board noted that the gross management fee rate for the Fund was lower than the average and median gross management fee rates for its peer group. The Board also noted that the net management fee rate for the Fund was lower than the average and median net management fee rates of its peer group. The Board also reviewed information prepared by Strategic Insight that showed that the Fund’s 2010 total net expense ratio was lower than the average and median ratios of its peer group. Furthermore, the Board concluded that the contractual breakpoints utilized by the Fund adequately took into account potential economies of scale.

Costs of Services Provided and Profitability. The Board considered, among other things, the Adviser’s estimates of its costs in providing advisory services to the Fund, and the Adviser’s resulting profitability, including an adjusted estimate of the Adviser’s potential profitability without the use of a sub-adviser. Based on its review of the adjusted estimate and further discussion between the Board and the Adviser, the Adviser agreed to absorb 50% of the fees payable to the Fund’s Chilean administrator in 2012. Based on its review of the cost and profit information provided by the Adviser, in light of the nature, extent and quality of services provided to the Fund, the Board did not deem the Adviser’s actual or adjusted potential profitability to be excessive.

Information about Services to Other Clients. The Board considered information about the nature and extent of services and fee rates offered by the Adviser to other clients, including other registered investment companies and unregistered or institutional accounts. The Adviser advised the Board that, due to the unique strategy of the Fund, the Adviser did not manage any other closed-end funds that were directly comparable. The Board considered that the Adviser was subject to a broader and more extensive regulatory regime in connection with management of the Fund compared to the Adviser’s management of unregistered or institutional accounts. The Board did not deem the fee rate under the Advisory Agreement to be excessive relative to these other fee rates, given its understanding of similarities and differences in the nature and extent of services offered and other factors.

Fall-Out Benefits and Other Factors. The Board also considered information regarding potential “fall-out” or ancillary benefits that could be realized by the Adviser as a result of its relationship with the Fund. In this regard, the Board was advised that the Adviser and its affiliates may derive reputational benefits from their association with the Fund. The Board also noted, however, that such benefits were difficult to quantify with certainty.

Additionally, the Board considered that the Adviser has the authority to receive research and other services from a broker that may be useful to various clients in exchange for conducting portfolio brokerage transactions through such broker. The Board noted that the Adviser also may enter into commission sharing arrangements with certain brokers for the receipt of goods or services that relate to the execution of trades or the provision of research. The Board considered the Adviser’s representations that it evaluates any soft-dollar or commission sharing arrangements for compliance with applicable US or UK regulations, particularly with respect to the safe harbor contained in Section 28(e) of the Securities Exchange Act of 1934, and for compliance with its best execution obligations.

* * * * *

After an evaluation of the above-described factors and based on its deliberations and analysis of the information provided and alternatives considered, the Board, including all of the Independent Directors, unanimously approved the Advisory Agreement and the compensation payable thereunder.

Aberdeen Latin America Equity Fund, Inc.	23

Management of the Fund (unaudited)

The names of the Directors and Officers of the Fund, their addresses, ages, and principal occupations during the past five years are provided in the tables below. No Directors are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund or Fund’s Investment adviser.

Board of Directors Information

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director
Independent Directors

Enrique R. Arzac c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Age: 70	Chairman of the Board of Directors, Nominating Committee Chairman and Audit and Valuation Committee Member	Since 1996; Chairman since 2005; current term ends at the 2012 annual meeting	Professor of Finance and Economics, Graduate School of Business, Columbia University (Since 1971).	5

Director of Epoch Holding Corporation; Director of The Adams Express Company; Director of Petroleum and Resources Corporation; Director of Mirae Asset Management (6); Director of Credit Suisse Funds (3); Director of Credit Suisse Asset Management Income Fund Inc. and Credit Suisse High Bond Yield Fund

James J. Cattano c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Age: 68	Director, Nominating and Cost Review Committee Member and Audit and Valuation Committee Chairman	Since 1989; current term ends at the 2014 annual meeting	President of Costal Trade Corporation (international trade) (Since October 2011). Previously, President, Primary Resources Inc. (agricultural and raw materials) (October 1996 to September 2011).	5	Director of Credit Suisse Asset Management Income Fund, Inc. and Director of Credit Suisse High Yield Bond Fund

Lawrence J. Fox c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Age: 68	Director, Nominating and Audit and Valuation Committee Member	Since 2006; current term ends at the 2012 annual meeting	Partner, Drinker Biddle & Reath (law firm) (1972-Present), Lecturer at Yale Law School (2009-Present)	4	Director of Credit Suisse Asset Management Income Fund, Inc. and Director of Credit Suisse High Yield Bond Fund

Steven N. Rappaport c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Age: 63	Director, Nominating, Cost Review, and Audit and Valuation Committee Member	Since 2003; current term ends at the 2014 annual meeting	Partner of Lehigh Court, LLC (private investment firm) and RZ Capital LLC (private investment firm) (Since January 2004).	5	Director of iCAD, Inc.; Director of Presstek, Inc.; Director of Credit Suisse Funds (3); Director of Credit Suisse Asset Management Income Fund Inc. and Credit Suisse High Yield Bond Fund

24	Aberdeen Latin America Equity Fund, Inc.

Management of the Fund (unaudited) (continued)

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director

Martin M. Torino c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Age: 62	Director, Nominating, Cost Review, and Audit and Valuation Committee Member	Since 1990; current term ends at the 2013 annual meeting	President of TA USA (agricultural sector) (Since May 1991); President of Rio Chalchoqui SA (food and beverages) (Since June 2007); and President of Expreso Morell SA (manufacturing) (Since December 2009).	3	Director of San Lucas S.A.

*

As of December 2011, Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., The Singapore Fund, Inc., The India Fund, Inc., The Asia-Tigers Fund, Inc., and the Aberdeen Funds have a common investment manager and/or Investment Adviser with the Fund, or an investment adviser that is affiliated with the investment manager and Investment Adviser of the Fund, and may thus be deemed to be part of the same “Fund Complex” as the Fund.

Information Regarding Officers who are not Directors

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Officers

Christian Pittard* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Age: 38	President	Since July 2009

Currently Group Head of Product Development for and Director of Aberdeen Asset Managers Ltd Director of the Fund’s investment adviser, Aberdeen Asset Management Investment Services Limited (January 2010-Present) and Aberdeen Fund Management Limited (January 2010-Present). Previously Director and Vice President (2006-2008), Chief Executive Officer (from October 2005 to September 2006) and employee (Since June 2005) of Aberdeen Asset Management Inc. (“AAMI”); Member of Executive Management Committee of Aberdeen Asset Management PLC (Since August 2005); Managing Director of Aberdeen Asset Managers (C.I.) Limited (from 2000 to June 2005); Managing Director of Aberdeen Private Wealth Management Limited (affiliate of the Fund’s Investment Manager Investment Adviser and Investment Sub-Adviser) (from 2000 to May 2005).

Jeffery Cotton* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Age: 34	Chief Compliance Officer, Vice President – Compliance	Since March 2011

Mr. Cotton joined Aberdeen in 2010 as Head of Compliance in the US, with responsibility for the Advisor, Funds, and Broker-Dealer Compliance Programs. Prior to joining Aberdeen, he was a Senior Compliance Officer at Old Mutual Asset Management supporting its affiliated investment advisers and mutual fund platform. Jeff was also a VP, Senior Compliance Manager at Bank of America/Columbia Management and an examiner in NASD’s New York District Office.

Andrea Melia* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Age: 42	Treasurer and Chief Financial Officer	Since November 2009

Currently, Vice President and Head of Fund Accounting for AAMI. Ms. Melia joined AAMI in September 2009. Prior to joining Aberdeen, Ms. Melia was Director of Fund Administration and accounting oversight for Princeton Administrators LLC, a division of BlackRock Inc. and had worked with Princeton Administrators since 1992.

Megan Kennedy* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Age: 37	Vice President and Secretary	Since July 2009

Currently, Head of Product Management for AAMI. Ms. Kennedy joined AAMI in 2005 as a Senior Fund Administrator. Ms. Kennedy was promoted to Assistant Treasurer Collective Funds/North American Mutual Funds in February 2008 and promoted to Treasurer Collective Funds/North American Mutual Funds in July 2008.

Aberdeen Latin America Equity Fund, Inc.	25

Management of the Fund (unaudited) (continued)

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Alan Goodson* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Age: 38	Vice President	Since July 2009

Currently, Head of Product U.S., overseeing both Product Management and Product Development for Aberdeen’s registered and unregistered investment companies in the U.S. and Canada. Mr. Goodson is Vice President of Aberdeen Asset Management Inc. and joined Aberdeen in 2000.

Joanne Irvine* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Age: 43	Vice President	Since July 2009	Currently, Head of Emerging Markets Ex. Asia on the global emerging markets equities team in London. Ms. Irvine joined Aberdeen in 1996 in a group development role.

Devan Kaloo* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Age: 39	Vice President	Since July 2009

Currently, serves as Head of Global Emerging Markets. Mr. Kaloo joined Aberdeen in 2000 on the Asian portfolio team before becoming responsible for the Asian ex Japan region as well as regional portfolios within emerging market mandates and technology stocks.

Jennifer Nichols* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Age: 33	Vice President	Since July 2009

Currently, Director, Vice President and Head of Legal — Americas for AAMI. Ms. Nichols joined AAMI in October 2006. Prior to that, Ms. Nichols was an associate attorney in the Financial Services Group of Pepper Hamilton LLP (law firm) (2003-2006).

Nick Robinson* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Age: 33	Vice President	Since June 2011

Currently Director and Head of Brazilian Equities, of Aberdeen’s operations in São Paulo. Mr. Robinson joined Aberdeen in 2000 and spent eight years on the North American Equities desk, including three years based in Aberdeen’s US offices. In 2008 he returned to London to join the global emerging markets equities team. Mr. Robinson relocated to São Paulo in 2009.

Lucia Sitar* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Age: 40	Vice President	Since July 2009	Currently, U.S. Counsel for AAMI. Ms. Sitar joined AAMI in July 2007

Tim Sullivan* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Age: 50	Vice President	Since July 2009	Currently, Head of Product Development for AAMI. Mr. Sullivan joined Aberdeen Asset Management Inc. in 2000.

Hugh Young** c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Age: 53	Vice President	Since July 2009

Mr. Young is currently a member of the Executive Management Committee of Aberdeen Asset Management PLC. He has been Managing Director of Aberdeen Asset Management Asia Limited (“AAMAL”), since 1991. Mr. Young also served as a Director of Aberdeen Asset Managers (C.I.) Limited from 2000 to June 2005 and a Director of AAMAL since 2000.

26	Aberdeen Latin America Equity Fund, Inc.

Management of the Fund (unaudited) (concluded)

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Sharon Ferrari* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Age: 34	Assistant Treasurer	Since June 2011

Currently, Fund Accounting Manager for AAMI. She joined Aberdeen Asset Management Inc. as a Senior Fund Administrator in 2008. Prior to joining AAMI, she was an Accounting Analyst at Delaware Investments.

*

As of December 2011, Messrs. Pittard, Cotton, Goodson, Kaloo, Robinson and Sullivan and Mses. Nichols, Irvine, Melia, Kennedy, Sitar and Ferrari hold officer position(s) in one or more of the following: Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., The Singapore Fund, Inc., The India Fund, Inc., The Asia-Tigers Fund, Inc., and the Aberdeen Funds each of which may also be deemed to be a part of the same “Fund Complex.”

**

Mr. Young serves as an Interested Director on the Aberdeen Australia Equity Fund, Inc. which has a common investment manager and/or Investment Adviser with the Fund, or an investment adviser that is affiliated with the investment manager and Investment Adviser of the Fund, and may thus be deemed to be part of the same “Fund Complex” as the Fund.

Aberdeen Latin America Equity Fund, Inc.	27

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Corporate Information

Directors	Chilean Administrator
Enrique R. Arzac, Chairman	Celfin Capital Servicios Financieros S.A.
James J. Cattano	Apoquindo 3721, Piso 19
Lawrence J. Fox	Santiago, Chile
Steven N. Rappaport
Martin M. Torino	U.S. Administrator & Custodian
Brown Brothers Harriman & Co.
Officers	40 Water Street
Christian Pittard, President	Boston, MA 02109
Jeffrey Cotton, Vice President – Compliance and Chief Compliance Officer
Andrea Melia, Treasurer and Chief Financial Officer	Shareholder Servicing Agent
Megan Kennedy, Vice President and Secretary	Computershare Trust Company, N.A.
Alan Goodson, Vice President	P.O. Box 43078
Joanne Irvine, Vice President	Providence, RI 02940
Devan Kaloo, Vice President
Jennifer Nichols, Vice President	Independent Registered Public Accounting Firm
Nick Robinson, Vice President	PricewaterhouseCoopers LLP
Lucia Sitar, Vice President	125 High Street
Tim Sullivan, Vice President	Boston, MA 02110
Hugh Young, Vice President
Sharon Ferrari, Assistant Treasurer	Legal Counsel
Willkie Farr & Gallagher LLP
Investment Adviser	787 Seventh Avenue
Aberdeen Asset Management Investment Services Limited	New York, NY 10019
Bow Bells House
1 Bread Street	Investor Relations
London, United Kingdom	Aberdeen Asset Management Inc.
EC4M 9HH	1735 Market Street, 32nd Floor
Philadelphia, PA 19103
1-866-839-5205
InvestorRelations@aberdeen-asset.com

Aberdeen Asset Management Investment Services Limited

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of Aberdeen Latin America Equity Fund, Inc. are traded on the NYSE Amex Exchange under the symbol “LAQ”. Information about the Fund’s net asset value and market price is available at www.aberdeenlaq.com.

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Latin America Equity Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

Item 2. Code of Ethics.

As of December 31, 2011, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (the “Code of Ethics”). A Copy of the Code of Ethics is filed with this Form N-CSR as Exhibit 12(a)(1). During the period covered by the report, there were no material changes to the Code of Ethics. During the period covered by this report, there were no waivers to the provisions of the Code of Ethics.

Item 3. Audit Committee Financial Expert.

The Board of the Directors of the Registrant has determined that each of the following members of the Board’s Audit and Valuation Committee qualifies as an “Audit Committee Financial Expert,” as that term is defined in Item 3 of Form N-CSR: Enrique R. Arzac and Steven N. Rappaport.  Mr. Arzac and Mr. Rappaport are both considered by the Board to be “Independent Directors,” as that term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) through (d).  Below is a table reflecting the fee information requested in Items 4(a) through (d):

Fiscal Year Ended	(a) Audit Fees	(b)1 Audit Related Fees	(c)2 Tax Fees	(d)[3] All Other Fees
December 31, 2011	$43,600	$0	$5,400	$14,480
December 31, 2010	$43,600	$3,300	$5,400	$8,600

(1) Services include agreed-upon procedures in connection with the Registrant’s semi-annual financial statements ($3,300 in 2010 and $0 in 2011).

(2) Services include tax services in connection with the Registrant’s excise tax calculations and review of the registrant’s applicable tax returns.

(3) Services include local government review and repatriation processes.

(e) Below are the Registrant’s Pre-Approval Policies and Procedures

(1)   Pre-Approval Policies and Procedures.  The Audit and Valuation Committee (“Committee”) of the Registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the Registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant.  The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the one or more of its members (the “Delegate”), and the Delegate shall report to the Committee, at its next regularly scheduled meeting after the Delegate’s pre-approval of such services, his or her decision(s).  The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than Aberdeen or the Registrant’s officers).  Pre-approval by the Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the registrant, Aberdeen and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2)   None of the services described in each of paragraphs (b) through (d) of this Item were approved by the Audit and Valuation Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable.

(g) Non-Audit Fees

The aggregate fees billed by PricewaterhouseCoopers LLP (“PwC”) for non-audit services rendered to the Registrant, the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provided ongoing services to the Registrant for the fiscal year ended December 31, 2010 was $1,086,608.  The aggregate fees billed by PwC for non-audit services rendered to the Registrant, Aberdeen Asset Managers Limited (“AAML”), formerly, Aberdeen Asset Management Investment Services Limited, and any entity controlling, controlled by, or under common control with the investment adviser for the fiscal year ended December 31, 2011 was $1,874,276

(h) The Registrant’s Audit and Valuation Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence and has concluded that it is.

Item 5. Audit Committee of Listed Registrants.

(a) The Registrant has a separately designated standing Audit and Valuation Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.

For the fiscal year ended December 31, 2011, the Audit and Valuation Committee members were:

Enrique R. Arzac

James Cattano

Lawrence J. Fox

Steven N. Rappaport

Martin Torino

(b) Not applicable

Item 6. Schedule of Investments.

(a) Included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Pursuant to the Registrant’s Proxy Voting Policy and Procedures, the Registrant has delegated responsibility for its proxy voting to its Investment Adviser, provided that the Registrant’s Board of Directors has the opportunity to periodically review the Investment Adviser’s proxy voting policies and material amendments thereto.  The Registrant’s Board of Directors most recently ratified the proxy voting policies of the Investment Adviser in June 2010.

The proxy voting policies of the Registrant are included herewith as  Exhibit A and policies of the Investment Adviser are included as Exhibit B.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)

(1) The information in the table below is as of March 8, 2012.

Individual & Position	Services Rendered	Past Business Experience

Devan Kaloo

Head of global emerging markets, responsible for the London based Global Emerging Markets team, which manages Latin America and EMEA equities, and also has oversight of GEM input from the Asia team based in Singapore.

Joined Aberdeen in 2000 on the Asian portfolio team before becoming responsible for the Asian ex Japan region as well as regional portfolios within emerging market mandates and technology stocks. Previously, worked for Martin Currie on the North American desk before transferring to the global asset allocation team and then Asian portfolios.

Andy Brown	Responsible for investment management on the global emerging markets equities team	Joined Aberdeen in May of 2005 after graduation from St. Andrews University, Scotland.
Stephan Parr	Responsible for investment management on the global emerging markets equities team

Joined Aberdeen in July 2009 via the acquisition of Credit Suisse Asset Management. Currently an investment manager. Previously, Mr. Parr worked for Energis Communications as Head of Strategy. Prior to that he worked for Ernst & Young Management Consultants as a Managing Consultant.

Fiona Manning	Responsible for investment management on the global emerging markets equities team	Joined Aberdeen in 2005 via the acquisition of Deutsche Asset Management’s London and Philadelphia fixed income businesses.
Nick Robinson	Responsible for investment management on the global emerging markets equity team and Director of Aberdeen’s operations in São Paulo

Joined Aberdeen in 2000 and spent eight years on the North American Equities desk, including three years based in Aberdeen’s US offices. In 2008 he returned to London to join the global emerging markets equities team. Nick relocated to São Paulo in 2009.

(2)

	Registered Investment Companies Managed by Portfolio Manager		Other Pooled Investment Vehicles Managed by Portfolio Manager		Other Accounts Managed by Portfolio Manager
Name of Portfolio Manager	Number of Accounts	FUM USD($M)	Number of Accounts	FUM USD($M)	Number of Accounts	FUM USD($M)

Devan Kaloo	10	6,131.89	23	22,423.36	62	16,951.40

Andy Brown	10	6,131.89	23	22,423.36	62	16,951.40

Stephan Parr	10	6,131.89	23	22,423.36	62	16,951.40

Fiona Manning	10	6,131.89	23	22,423.36	62	16,951.40

Nick Robinson	10	6,131.89	23	22,423.36	62	16,951.40

Total Assets are as of December 31, 2011 and have been translated into U.S. dollars at a rate of £1.00 = $1.5541.

There were 6 accounts managed by applicable PMs (with assets under management totaling approximately $1,688.47m) with respect to which part of the advisory fee is based on the performance of the account.

The portfolio managers’ management of other registered investment companies, other pooled investment vehicles and other accounts may give rise to potential conflicts of interest in connection with their management of the Registrant’s investments, on the one hand, and the investments of these other accounts, on the other. These other accounts may have the same investment objective as the Registrant. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another.  However, the investment adviser believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, the investment adviser has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, other accounts managed by the same portfolio manager may compensate the investment adviser or its affiliates based on the performance of the portfolio held by that account.  The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for the Registrant also may be appropriate for other investment accounts managed by the investment adviser or its affiliates.  Whenever decisions are made to buy or sell securities by the Registrant and one or more of the other accounts simultaneously, the investment adviser may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Registrant will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Registrant from time to time, it is the opinion of the investment adviser that the benefits from the investment adviser organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.  The Registrant has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

(3)  The following is a description of the compensation structure for portfolio managers employed by Aberdeen Asset Management PLC and its subsidiaries, including the Registrant’s investment adviser (the “Aberdeen Group”) as of December 31, 2011.

The Aberdeen Group recognizes the importance of compensation in attracting and retaining talent and has structured remuneration to include an attractive base salary, a discretionary bonus that is directly linked to one’s contribution to the overall success of the Aberdeen Group and a long-term incentive plan for key staff members comprised of a mixture of cash, options, and shares.  Overall compensation packages are designed to be competitive relative to investment management industry standards.

The compensation policy has been designed to deliver additional rewards through appropriate incentive schemes, both annual and long term.  These are directly linked to performance at both a corporate and an individual level.   The policy seeks to reward performance in a manner which aligns the interests of clients, shareholders and executives.

Each Aberdeen Group member recognizes that any remuneration policy must be sufficiently flexible to take into account any changes in the business environment.  In accordance with this need for flexibility, the Aberdeen Group takes into account the overall competitiveness of the total remuneration package of all senior executives including some portfolio managers.  When justified by performance, the ‘at risk’ performance elements will form the most significant element of total remuneration for executive officers and senior employees.

Base Salary

The base salary is determined by prevailing market conditions and the compensation for similar positions across the industry.  The Aberdeen Group uses industry compensation surveys as a tool in determining each portfolio manager’s base salary.

Annual Bonus

The Aberdeen Group’s policy is to recognize corporate and individual achievements each year through an appropriate bonus scheme.  The aggregate incentive compensation pool each year is determined by the board of directors of the parent company, Aberdeen PLC, and is dependent on each Aberdeen Group member’s overall performance and profitability. The pool is comprised of a base level plus an agreed proportion of each Aberdeen Group member’s profitability.

Staff performance is reviewed formally once a year. The review process evaluates the various aspects that the individual has contributed to the Aberdeen Group, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated. Discretionary bonuses are not formally laid down and generally range from 10% to 50% of annual salary for portfolio managers.

In the calculation of each portfolio management team’s bonus, the Aberdeen Group takes into consideration investment matters (which include the performance of the team, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations.  The split between the two will vary but generally 80% of bonus will be determined by investment related matters, the remaining 20% will be more subjective in nature.  To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over a broad time frame. The performance of an individual account is not specifically considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts they manage.

Portfolio manager performance on investment matters are judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process.  A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, the Aberdeen Group also recognizes that Fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes.  Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen Group’s environment.  Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via Aberdeen’s dynamic compliance monitoring system.

Long-Term Incentives

As part of an effective remuneration package, a long-term incentive plan is used to structure the package so as to retain, motivate, and reward key staff members with a view to improving their performance and thereby increasing the value of the Aberdeen Group for the benefit of shareholders. Long-term incentive plans can be either cash or share based and typically vest over a three year period.

(4)

(a)

Individual	Dollar Range of Equity Securities in the Registrant Beneficially Owned by the Portfolio Manager as of December 31, 2011
Devan Kaloo	0
Andy Brown	0
Stephan Parr	0
Fiona Manning	0
Nick Robinson	0

(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs[1]	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs[1]
January 1, 2011 through January 31, 2011	0	0	0	345,575
February 1, 2011 through February 28, 2011	0	0	0	345,575
March 1, 2011 through March 31, 2011	0	0	0	345,575
April 1, 2011 through April 30, 2011	0	0	0	345,575
May 1, 2011 through May 31, 2011	0	0	0	345,575
June 1, 2011 through June 30, 2011	0	0	0	345,575
July 1, 2011 through July 31, 2011	0	0	0	345,575
August 1, 2011 through August 31, 2011	0	0	0	345,575
September 1, 2011 through September 30, 2011	0	0	0	345,575
October 1, 2011 through October 31, 2011	0	0	0	345,575
November 1, 2011 through November 30, 2011	0	0	0	345,575
December 1, 2011 through	0	0	0	345,575

December 31, 2011
Total	0	0	0	345,575

(a)   The plan was announced on November 16, 2007.

(b)   10% of the Fund’s outstanding shares.

(c)   There is no expiration date for the plan.

(d)   Not applicable.

(e)   Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended December 31, 2011, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There have been no changes in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Registrant’s Code of Ethics is an exhibit to this report.

(a)(2)	The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3)	Not applicable.

(b)	The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By: /s/ Christian Pittard

Christian Pittard,

President of

Aberdeen Latin America Equity Fund, Inc.

Date: March 8, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Aberdeen Latin America Equity Fund, Inc.

By: /s/ Christian Pittard

Christian Pittard,

President of

Aberdeen Latin America Equity Fund, Inc.

Date: March 8, 2012

By: /s/ Andrea Melia

Andrea Melia,

Treasurer and Chief Financial Officer of

Aberdeen Latin America Equity Fund, Inc.

Date: March 8, 2012

EXHIBIT LIST

12(a)(1) – Code of Ethics

12(a)(2) – Rule 30a-2(a) Certifications

12(b) – Rule 30a-2(b) Certifications

A – Registrant’s Proxy Voting Policies

B – Investment Adviser’s Proxy Voting Policies